SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the registrant  [ X ]

         Filed by a party other than the registrant  [   ]

         Check the appropriate box:

         [   ]    Preliminary proxy statement

         [ X ]    Definitive proxy statement

         [   ]    Definitive additional materials

         [   ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                SCANSOURCE, INC.
                (Name of Registrant as Specified in Its Charter)



Payment of filing fee (Check the appropriate box):

         [ X ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).

                                SCANSOURCE, INC.
                             6 Logue Court, Suite G
                        Greenville, South Carolina 29615



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held December 3, 1996



         The Annual Meeting of Shareholders of ScanSource, Inc. will be held in the Ballroom of the Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina on Tuesday, December 3, 1996, at 10:00 a.m., for the following purposes:

         (1)      To elect four members to the Board of Directors;

         (2) To approve an amendment to the Company's 1993 Incentive Stock Option Plan;

         (3) To ratify the appointment of the Company's independent auditors; and

         (4) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders whose names appeared of record on the books of the Company at the close of business on October 25, 1996 will be entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

         You are cordially invited and urged to attend the Annual Meeting in person, but if you are unable to do so, please date, sign and promptly return the enclosed proxy card in the enclosed postage paid envelope. If you attend the Annual Meeting and desire to revoke your proxy and vote in person, you may do so. In any event, you remain entitled to revoke your proxy at any time before it is exercised.


                                                         Steven H. Owings
                                                         Chairman of the Board


October 25, 1996

                                SCANSOURCE, INC.
                             6 Logue Court, Suite G
                        Greenville, South Carolina 29615

                                 PROXY STATEMENT


General

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ScanSource, Inc. (the "Company") to be used in voting at the Annual Meeting of Shareholders of the Company to be held in the Ballroom of the Embassy Suites Hotel, 670 Verdae Boulevard, Greenville, South Carolina, on Tuesday, December 3, 1996, at 10:00 a.m., and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders commencing on or about October 25, 1996.

         Any shareholder who executes the form of proxy referred to in this Proxy Statement may revoke it at any time before it is exercised. The proxy may be revoked by either giving written notice to the Secretary of the Company of such revocation, or by executing and delivering to the Secretary of the Company a proxy bearing a later date. The voting of such proxy will be suspended if the shareholder executing the proxy attends the Annual Meeting and elects to vote in person. Whether or not you plan to attend, you are urged to sign and return the enclosed proxy.

         The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone or telegram. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals.


Voting Securities Outstanding

         The Board of Directors has fixed the close of business on October 25, 1996 as the record date and time for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. As of October 25, 1996, there were 3,246,986 outstanding shares of the Company's no par value common stock (the "Common Stock"). All of such shares are eligible to be voted on each matter currently scheduled to come before the Annual Meeting, and there are no other outstanding shares of capital stock of the Company eligible to be voted at the Annual Meeting. Cumulative voting for the election of directors is not available under the Company's Articles of Incorporation. Consequently, each eligible share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Except for the election of directors, for each matter specified in this Proxy Statement to be submitted for shareholder approval at the Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

         The Bylaws of the Company provide that the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Common Stock of the Company as of September 1, 1996. At such date, 3,245,986 shares were outstanding. Information is presented for (i) shareholders owning more than five percent of the outstanding Common Stock, (ii) each director and executive officer of the Company, individually, and (iii) all directors and executive officers of the Company, as a group. Except as otherwise specified, each of the shareholders named in the table has indicated to the Company that such shareholder has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that shareholder. Beneficial ownership reflected in the table below is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed to be outstanding for computing the percentage ownership of the shareholder holding such options or warrants, but are not deemed to be outstanding for computing the percentage ownership of any other shareholder.


                                                                    Number of Shares
Name                                                               Beneficially Owned           Percentage

Richard Kaufman
  635 Madison Avenue
  New York, New York 10022..................................        316,000   (1)                      9.7%

Walter Scheuer
  635 Madison Avenue
  New York, New York 10022..................................        269,000   (1)                      8.3

Steven H. Owings
  6 Logue Court, Suite G
  Greenville, South Carolina 29615..........................        265,000   (2)                      8.2

Barry Rubenstein
  68 Wheatley Road
  Brookville, New York  11545...............................        210,000   (3)(4)                   6.4

Wayne S. Reisner
  635 Madison Avenue
  New York, New York 10022..................................        209,000   (1)                      6.4

Dennis B. Gates
  851 Arlington Boulevard
  El Cerrito, California  94530.............................        190,000                            5.9

Eli Oxenhorn
  56 The Intervale
  Roslyn, New York 11576....................................        190,000   (3)                      5.8

Michael L. Baur.............................................         46,666   (2)(5)                   1.7

Jeffery A. Bryson...........................................         10,732   (6)                    *

Steven R. Fischer...........................................         11,000   (7)                    *

James G. Foody..............................................         12,000   (7)                    *

All directors and executive officers
  as a group (5 persons)....................................        329,398                           10.0

- -----------
*        Amount represents less than 1.0%.

(1) Schedules filed with the Securities and Exchange Commission reflect (i) Walter Scheuer, Richard Kaufman and Wayne S. Reisner as three of the trustees of certain trusts for the benefit of Mr. Scheuer's children and grandchildren, which trusts hold an aggregate of 159,000 shares,
         (ii) Mr. Scheuer and Mr. Kaufman as executive officers of two foundations holding an aggregate of 12,000 shares, (iii) Mr. Scheuer as the general partner of a limited partnership holding 98,000 shares,
         (iv) Mr. Kaufman and Mr. Reisner as two of the trustees of a trust for the benefit of Mr. Scheuer and Mr. Scheuer's wife holding 50,000 shares, and

         (v)Mr. Kaufman as one of the trustees of a trust for the benefit of Mr. Scheuer's children holding 95,000 shares. While such Schedules relate to an aggregate of 414,000 shares of Common Stock, the aggregate beneficial ownership reflected in the table for these individuals is greater than such amounts since more than one individual may be deemed to be the beneficial owner of the same securities. Each of Mr. Scheuer, Mr. Kaufman, and Mr. Reisner disclaims beneficial ownership of all shares held by the aforementioned entities.

(2) Includes 15,000 shares held of record by Mr. Owings that Mr. Baur has the right to acquire pursuant to currently exercisable options granted by Mr. Owings to Mr. Baur.

(3) Includes 50,000 shares issuable pursuant to currently exercisable warrants.

(4) Includes 100,000 shares owned by Woodland Partners, an investment partnership of which Mr. Rubenstein and his wife are the sole general partners; 40,000 shares held by Mr. Rubenstein's wife; and 20,000 shares held by a limited partnership of which Mr. Rubenstein is a general partner.

(5) Includes 31,667 shares issuable pursuant to currently exercisable options granted to Mr. Baur by the Company.

(6) Includes 10,332 shares issuable pursuant to options exercisable currently or within 60 days.

(7) Includes 5,000 shares issuable pursuant to currently exercisable options issued under the Company's stock option plan for outside directors and 5,000 shares issuable pursuant to certain other currently exercisable non-qualified options.


Executive Officers and Directors

         Set forth below are the age and certain other biographical information with respect to each of the existing directors and executive officers of the Company.

         Steven H. Owings, 43, has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since the organization of the Company in December 1992. Prior to organizing the Company, he served for a year as Chairman of the Board, Chief Executive Officer and the sole shareholder of Argent Technologies, Inc. ("Argent"), a personal computer manufacturer. Prior to his association with Argent, he held various offices in the senior executive management of Gates/Arrow Distributing, Inc., formerly Gates/FA Distributing, Inc. ("Gates"), for over four years, including serving as President from December 1987 until December 1990, Chief Executive Officer from December 1987 to December 1991 and Chairman of the Board of Directors from December 1990 to December 1991. He served as a director of Gates from December 1987 to September 1994. Mr. Owings is a director of Globelle Corporation.

         Michael L. Baur, 39, has served as President of the Company since the organization of the Company in December 1992 and as a director of the Company since December 1995. Prior to joining the Company, Mr. Baur served as President of Argent from December 1991 to November 1992 and as its General Manager from April 1991 to November 1991. In September 1989, Mr. Baur joined Gates as Product Manager and served as Merchandising Director from February 1990 until March 1991.

         Jeffery A. Bryson, 36, has served as Chief Financial Officer and Treasurer of the Company since December 1993. Prior to joining the Company, Mr. Bryson served as a senior manager with the accounting firm of KPMG Peat Marwick where he was employed for more than seven years.

         Steven R. Fischer, 51, has served as a director of the Company since December 1995. Mr. Fischer has served as Senior Vice President and Regional Manager of Transamerica Business Credit Corporation since March 1992 and served as Vice President and Regional Manager of Citibank, N.A. from February 1981 to March 1992.

         James G. Foody, 66, has served as a director of the Company since December 1995. Mr. Foody has served as a business consultant in Greenville, South Carolina since October 1990. Prior to that time, he served as a partner in the accounting firm of Ernst & Young, or its predecessors, for more than five years.



                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS


         Four directors are to be elected at the Annual Meeting. Pursuant to the authority granted to it by the Company's Bylaws, the Board of Directors has set the size of the Board of Directors at five members. A vacancy currently exists on the Board of Directors which the Board of Directors has indicated it does not expect to have filled at the Annual Meeting. Consequently, immediately following the Annual Meeting, the Board of Directors will continue to consist of four members. Pursuant to the Company's Bylaws and applicable South Carolina corporate law, the four directors who will serve following the Annual Meeting may elect a director to fill the vacancy that will exist on the Board of Directors. Management is currently in the process of identifying a suitable candidate for election to fill such vacancy.

         The Board of Directors has recommended each of the four existing members of the Board of Directors as the four nominees for election as directors at the Annual Meeting to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and shall have qualified. The following are the Company's nominees for election as directors at the Annual Meeting: Michael L. Baur, Steven R. Fischer, James G. Foody and Steven H. Owings.

         In accordance with the Bylaws of the Company, those nominees receiving the greatest number of votes cast (although not necessarily a majority of the votes cast) will be elected to the Board of Directors. Abstentions and shares held in street name that are not voted in the election of directors will not be included in determining the number of votes cast in the election of directors. The proxies solicited for the Annual Meeting cannot be voted for a greater number of persons than the number of nominees named. Cumulative voting in the election of directors is not permitted by the Company's Articles of Incorporation. If any nominee shall become unavailable for any reason, the persons named in the form of proxy shall vote for a substitute nominee or vote to reduce the number of directors to be elected as directed by the Board of Directors. The Board of Directors has no reason to believe that any of the four nominees listed above will not be available for election as a director.


         THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

                             MANAGEMENT COMPENSATION

Compensation of Officers

         The following table summarizes the compensation earned by the Company's Chief Executive Officer and its President for services provided during the fiscal years ended June 30, 1996, 1995 and 1994. No other executive officer of the Company earned compensation in excess of $100,000 for services provided to the Company during such periods.

                           Summary Compensation Table


                                                                                                                Long Term
                                                                                                              Compensation
                                                               Annual Compensation                               Awards
                                       -------------------------------------------------------------------

                                                                                                               Securities
                                               Fiscal                                                          Underlying
Name and Principal Position                     Year                 Salary                 Bonus                Options

   Steven H. Owings                             1996                  $ 87,266            $  -0-                        -0-
   Chairman of the Board and                    1995                    72,000               -0-                        -0-
      Chief Executive Officer                   1994                    72,000               -0-                        -0-

   Michael L. Baur                              1996                    87,000             44,094                       -0-
   President                                    1995                    72,000             57,550                    30,000
                                                1994                    72,000             15,007                    30,000


Fiscal Year-End Option Values

         The following table sets forth certain information with respect to unexercised Common Stock purchase options held by the Company's President at June 30, 1996 (the Company's fiscal 1996 year-end). No other executive officer named in the Summary Compensation Table held any Common Stock purchase options as of such date, and no options were exercised by any of such executive officers during fiscal 1996 or, as of the date of this Proxy Statement, during fiscal 1997. The values of unexercised in-the-money options at fiscal 1996 year-end reflected in the table have been calculated on the basis of a per share price of $14.00, the average of the bid and ask price per share of the Company's Common Stock as reported on the Nasdaq Stock Market on June 28, 1996, the last trading day of the fiscal year.

                              Fiscal 1996 Year-End
                                  Option Values


                                                                                          Value of Unexercised
                                                    Number of Securities Underlying           In-the-Money
                                                    Unexercised Options at 6/30/96         Options at 6/30/96
                                                    -----------------------------    ------------------------------

Name                                                 Exercisable   Unexercisable      Exercisable    Unexercisable
- ------                                              -------------  --------------    -------------  ---------------

Michael L. Baur                                        40,000          20,000        $   427,709    $    105,416



Employment Agreements

         The Company entered into a three-year employment agreement with Steven
H. Owings effective March 18, 1994 pursuant to which Mr. Owings serves as Chief Executive Officer. The agreement, which was amended in 1996, provides for an annual salary of $96,000 and includes a non-competition obligation that extends for two years following the expiration of the agreement or the earlier termination of his employment.

Compensation of Directors

         All directors are reimbursed for their expenses incurred in connection with the performance of their services as directors. In addition, directors who are not otherwise compensated as officers of the Company receive a fee of $1,000 per calendar quarter for their service on the Board of Directors and are also eligible to be granted on an annual basis five-year options to purchase 5,000 shares of Common Stock under the terms of the Company's stock option plan for outside directors adopted in December 1993 (the "Director Plan"). Grants of options under the Director Plan are automatic and are made each year to each non-employee director. Under the Director Plan, the number of shares included in each annual grant to a director is reduced by the number of shares of Common Stock included in stock options or warrants otherwise granted to such director for service during that year on any committee of the Board of Directors. The exercise price of all options so granted is the fair market value of the Common Stock on the date of grant. Options granted under the Director Plan are exercisable beginning six months after the option is granted. Options may be exercised only during the period in which the option holder remains a director of the Company and for one year thereafter, unless the director's membership on the Board is terminated for cause, in which case all options granted to such director expire upon such termination. Any options that expire unexercised or that terminate become available again for issuance. The Company has reserved 65,000 shares of Common Stock for issuance under the Director Plan.

         On December 6, 1995, the day following the 1995 Annual Meeting of Shareholders, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Director Plan were made to each of Messrs. Fischer and Foody, the two non-employee directors. In addition, on December 6, 1995, the Company made discretionary grants of options to each of Messrs. Fischer and Foody for the purchase of 5,000 shares of Common Stock in connection with their service on the Board of Directors. No other compensation was paid or awarded during the year ended June 30, 1996 to any director for service on the Board of Directors. Effective on December 4, 1996, the day following the Annual Meeting, automatic grants of options for the purchase of 5,000 shares of Common Stock pursuant to the Director Plan are scheduled to be made to each of the non-employee directors elected at the Annual Meeting.

Board Meetings and Committees

         The Board of Directors of the Company held a total of four meetings during the Company's fiscal year ended June 30, 1996. No director attended fewer than 75% of the total of such meetings and the meetings of the committees upon which he served.

         Pursuant to the Bylaws of the Company, the Board of Directors has established an Audit Committee and a Compensation Committee. The Board of Directors has not established a committee performing the functions traditionally performed by a Nominating Committee. Such functions are currently performed by the Board of Directors acting as a whole.

         The Audit Committee is composed of Messrs. Fischer and Foody. This committee makes recommendations regarding the Company's independent accountants, considers the adequacy of internal accounting controls, reviews the results and scope of the audit and other services provided by the Company's independent accountants, and undertakes other activities related to the fiscal affairs of the Company. No directors of the Company who are also executive officers may serve on the Audit Committee. This committee met twice during the fiscal year ended June 30, 1996.

         The Compensation Committee is composed of Messrs. Foody and Owings. This committee considers and oversees the development of programs to attract and compensate employees, makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company, and administers the Company's incentive stock option plan for employees. No directors of the Company who are also executive officers of the Company participate in deliberations of such committee concerning the compensation of such executive officer. This committee met twice during the fiscal year ended June 30, 1996.

                              CERTAIN TRANSACTIONS


         In June 1994, the Company made a $40,000 loan to Michael L. Baur, President of the Company, to be repaid under terms of a note at 7.25% interest, in interest only payments for three years, with the principal balance due at June 9, 1997. During 1996, the Company modified the loan to include additional advances of $43,000 to be repaid under the same terms as the original note.

         In July 1995, the Company was granted 19% equity ownership in Transition Marketing, Inc. ("Transition"), in exchange for the Company's commitment to use Transition as its contract provider of marketing services. The Company purchased $278,000 of marketing services from Transition for the year ended June 30, 1996 and had loaned, at a 9% rate, $122,208 to Transition at June 30, 1996. Steven H. Owings, Chief Executive Officer of the Company and a director, is a member of the Board of Directors of Transition. Management believes the pricing of all transactions with Transition is representative of arms' length costs, and is comparable to terms which could be negotiated with other unrelated third parties.


                                  PROPOSAL TWO

            APPROVAL OF AMENDMENT TO 1993 INCENTIVE STOCK OPTION PLAN

         General. On September 6, 1996, the Board of Directors approved an amendment (the "Amendment") to the ScanSource, Inc. 1993 Incentive Stock Option Plan (the "Stock Plan"), subject to the approval of the Amendment by the shareholders at the Annual Meeting. The Amendment increases the number of shares of Common Stock that may be issued under the Stock Plan from 200,000 shares to 280,000 shares and establishes a three-month period following termination of an option holder's employment with the Company (for any reason other than for cause) during which the option holder may exercise any and all stock purchase options that were vested at the time of the termination of employment. Under the existing Stock Plan provisions, no stock purchase options may be exercised following termination of employment for any reason other than death, disability or retirement. The Board of Directors approved the Amendment to be effective September 6, 1996. The approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the Annual Meeting. Abstentions and shares held in street name voted as to any matter at the Annual Meeting will be included in determining the number of votes present or represented at the Annual Meeting. If the Amendment is not approved by the shareholders, the Stock Plan will remain in effect without the Amendment. The following discussion of the Stock Plan, as amended by the proposed Amendment, is qualified in its entirety by reference to the Stock Plan. The Company will provide promptly, upon request and without charge, a copy of the full text of the Stock Plan to each shareholder to whom a copy of this Proxy Statement is delivered. Requests should be directed to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615, (864) 288-2432.

         Purpose. The Stock Plan was approved by the shareholders of the Company in 1993. The Stock Plan is intended to provide the Company maximum flexibility to meet the evolving needs of the Company in providing stock-based compensation to officers and employees in order to align more closely the interests of corporate management and employees with those of shareholders. The Stock Plan is also expected to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key officers and employees through furnishing additional incentives whereby such present and future executive officers and employees may be encouraged to acquire, or to increase their acquisition of, Common Stock, thus maintaining their personal and proprietary interests in the Company's continued success and progress.

         Administration and Operation. The Stock Plan is currently administered by the Board of Directors. Under the Stock Plan, the Board of Directors determines the individuals who will receive options, the time period during which the options may be partially or fully exercised, the number of shares of Common Stock that may be purchased under each option and the exercise price per share under the option. All awards made under the Stock Plan are evidenced by written agreements between the Company and the participant.

         As amended by the proposed Amendment, a maximum of 280,000 shares of Common Stock may be issued pursuant to awards granted under the Stock Plan, and the Board of Directors has reserved 280,000 shares for this purpose. The number of shares reserved for issuance under the Stock Plan will be adjusted in the event of an adjustment in the capital stock structure of the Company affecting the Common Stock (due to a merger, share exchange, stock split, stock dividend, combination, recapitalization or similar event), and the Board of Directors is authorized to adjust awards in the terms of the Stock Plan in the event of a change in the capital stock in order to prevent dilution or enlargement of awards under the Stock Plan.

         Stock Options. The Stock Plan provides for the grant of incentive stock options ("ISOs"). A stock option entitles the participant to purchase shares of Common Stock from the Company at the option exercise price. The option exercise price is fixed by the Board of Directors at the time the option is granted, but the exercise price per share cannot be less than the fair market value of a share of Common Stock on the date of grant. All stock options that may be granted under the Stock Plan provide for three-year vesting at a rate of 33% in each of the three years following the grant of the option. Except as may otherwise be provided in an option agreement, an option may be exercised in whole or in part at any time during its term, but no option may be exercised after the expiration of ten years from the date it is granted, and no option may be exercised prior to the date one year, or after the date ten years, from the date the option is granted. The option price may be paid in cash, with shares of Common Stock, or with a combination of cash and Common Stock.

         Eligibility. Each employee and officer of the Company is eligible to participate in the Stock Plan. As of the date of this Proxy Statement, the Company employed approximately 87 employees. The Board of Directors selects the individuals who may participate in the Stock Plan, and members of the Board of Directors who are also employees of the Company are not restricted under the terms of the Stock Plan from participating in the Stock Plan while serving as members of the Board of Directors. The Board of Directors may grant ISOs to any officer, key executive, administrative or other employee of the Company (including an employee who is a director of the Company). Options that are granted at different times need not contain similar provisions.

         No option may be granted under the Stock Plan after June 30, 2003. The Board of Directors may terminate the Stock Plan sooner without further action by the shareholders. The Board of Directors also may amend the Stock Plan, except that no amendment that increases the number of shares of Common Stock that may be issued under the Stock Plan or changes the class of individuals who may be selected to participate in the Stock Plan will become effective until it is approved by the shareholders.

         Federal Income Tax Consequences. The Company has been advised by counsel regarding the federal income tax consequences of the Stock Plan. Assuming the stock options qualify as ISOs under Section 422 of the Internal Revenue Code, no taxable income should be recognized by a participant at the time an option is granted, and no taxable income should be recognized upon the participant's exercise of the option. However, upon the disposition of shares of Common Stock acquired pursuant to an ISO within two years from the date of the granting of the ISO or within one year from the date that the shares are acquired upon exercise, all profits will be treated as ordinary compensation income. Profits realized upon the disposition of shares made after the foregoing holding period will be treated as capital gain income. The Company will not be entitled to a federal income tax deduction on account of the grant or the exercise of an option. The Company may claim a federal income tax deduction on account of certain dispositions of Common Stock acquired upon the exercise of an option.

         Set forth below are the numbers of shares underlying options which have been awarded under the Stock Plan as of September 1, 1996 to the persons and groups identified. The amounts of options that may be awarded in the future to participating employees and officers of the Company cannot currently be determined and will be within the discretion of the Board of Directors.





                                                                                           Number of Shares Underlying
Name and Position                                                                                Options Granted
- ----------------------                                                                  ----------------------------------

Steven H. Owings
   Chief Executive Officer.............................................................                 -0-

Michael L. Baur
   President...........................................................................               55,000

All current executive officers, as a group
   (including the persons named above).................................................               78,000

All current directors who are not
   executive officers, as a group......................................................                 -0-

All employees, including all current officers
   who are not executive officers, as a group..........................................               36,500


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1993 INCENTIVE STOCK OPTION PLAN.


                                 PROPOSAL THREE

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of KPMG Peat Marwick LLP, certified public accountants, as independent auditors to make an examination of the accounts of the Company for the fiscal year ending June 30, 1997. If the shareholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

         A representative of KPMG Peat Marwick LLP is expected to be in attendance at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Board of Directors of the Company knows of no other matter to come before the Annual Meeting. However, if any matter requiring a vote of the shareholders should be duly presented for a vote, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment.



                        PROPOSALS FOR 1997 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company by June 30, 1997 for possible inclusion in the proxy material relating to such meeting.

                          ANNUAL REPORT ON FORM 10-KSB

         A copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 1996, which is required to be filed with the Securities and Exchange Commission, will be made available to shareholders to whom this proxy statement is mailed, without charge, upon written request to Mr. Jeffery A. Bryson, Chief Financial Officer, ScanSource, Inc., 6 Logue Court, Suite G, Greenville, South Carolina 29615.



                                By order of the Board of Directors,


                                       Steven H. Owings
                                       Chairman of the Board


October 25, 1996

*******************************************************************************
                                    APPENDIX
*******************************************************************************

                                SCANSOURCE, INC.


PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 3, 1996, IN THE BALLROOM OF THE EMBASSY SUITES HOTEL, 670 VERDAE BOULEVARD, GREENVILLE, SOUTH CAROLINA AT 10:00 A.M. LOCAL TIME.

         The undersigned hereby appoints Michael L. Baur and Jeffery A. Bryson, or any of them acting in the absence of the other, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of the common stock of ScanSource, Inc., a South Carolina corporation, held or owned by the undersigned or standing in the name of the undersigned at the 1996 Annual Meeting of Shareholders of the Company and at any adjournment thereof, and the undersigned hereby instructs said attorneys to vote as follows:

1.  Election of Directors:
         FOR all nominees listed below                  WITHHOLD AUTHORITY
         (except as marked to the                   to vote as to all nominees
          contrary below)

                      [   ]                                            [   ]

         (This is considered a vote for
          all nominees)


NOTE: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

                          One year term:
         1.               Michael L. Baur
         2.               Steven R. Fischer
         3.               James G. Foody
         4.               Steven H. Owings



2. Approval of the Amendment to the ScanSource, Inc. 1993 Incentive Stock Option Plan.

    FOR  [    ]               AGAINST  [   ]                ABSTAIN  [   ]

3. The ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending June 30, 1997.

    FOR  [    ]               AGAINST  [   ]                ABSTAIN  [   ]

4. In their discretion, upon any other business which may properly come before the meeting or any adjournment thereof.

DATE

NUMBER OF SHARES
                              (Please sign exactly
                              as shown on envelope
                              addressed to you. If
                             securities are jointly
                               owned, each should
                                     sign.)

THIS PROXY WILL BE VOTED AS INSTRUCTED. IN THE ABSENCE OF SUCH INSTRUCTIONS, THIS PROXY WILL BE VOTED "FOR" MATTERS (1), (2) AND (3) ABOVE, AND THE PROXIES HEREIN NAMED WILL VOTE ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN ACCORDANCE WITH THEIR JUDGMENT.

                                SCANSOURCE, INC.
                        1993 INCENTIVE STOCK OPTION PLAN
                                  (As Amended)


      1. Purpose. The purposes of this 1993 Incentive Stock Option Plan (the "Plan") are to: (1) closely associate the interests of the employees of ScanSource, Inc. (the "Company") with the shareholders by reinforcing the relationship between employees' rewards and shareholder gains; (2) provide selected employees with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to employees for continuous employment with the Company. The stock options granted under the Plan are intended to qualify as incentive stock options within the meaning of Internal Revenue Code Section 422.

      2. Amount of Stock. The total number of shares of Common Stock to be subject to options granted on and after July 1, 1993 pursuant to the Plan shall not exceed 280,000 shares of the Company's Common Stock. In the event that options granted under this Plan shall lapse without being exercised in whole or in part, other options may be granted covering the shares not purchased under such lapsed options.

      3. Stock Option Committee. The Board of Directors shall from time to time appoint a Committee (the "Committee"), which may also be the Compensation Committee of the Board of Directors, to serve under this Plan. The Committee shall consist of two or more directors.

      4. Eligibility and participation. Options may be granted pursuant to the Plan to any officer or employee of the Company. From time to time the Committee shall select the officers and employees to whom options may be granted by the Board of Directors and shall determine the number of shares to be covered by each option so granted. Future as well as present officers and employees (including officers and employees who are directors but who are not members of the Committee) shall be eligible to participate in the Plan. Directors who are members of the Committee or who are not officers or employees of the Company are not eligible to participate in the Plan. No option may be granted under the Plan after June 30, 2003.

      5. Option Agreement. The terms and provisions of options granted pursuant to the Plan shall be set forth in an agreement, herein called Option Agreement, between the Company and the employee receiving the same. The Options may be in such form, not inconsistent with the terms of this Plan, as shall be approved by the Board of Directors.

      6. Price. The purchase price per share of Common Stock purchasable under options granted pursuant to the Plan shall not be less that 100 percent of the fair market value at the time the options are granted. The purchase price per share of Common Stock purchasable under options granted pursuant to this Plan to a person who owns more than 10 percent of the voting power of the Company's voting stock shall not be less than 110 percent of the fair market value of such shares, at the time the options are granted. For the purposes of the preceding sentence (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. For all purposes of this Plan, the fair market value of the Common Stock of the Company shall be determined in good faith at the time of the grant of any option by decision of the Stock Option Committee. In making such determination, the Stock Option Committee shall not take into account the effect of any restrictions on the Common Stock other than restrictions which, by their terms, will never lapse. The full purchase price of shares purchased shall be paid upon exercise of the option. Under certain circumstances such purchase price per share shall be subject to adjustment as referred to in Section 10 of this Plan.

      7. Option period. No option granted pursuant to the Plan shall be exercisable after the expiration of ten years from the date the option is first granted. No option granted pursuant to the Plan to a person then owning more than 10 percent of the voting power of the Company's voting stock shall be exercisable after the expiration of five years from the date the option is first granted. For the purposes of the preceding sentence (a) the employee shall be considered as owning the stock owned directly or indirectly by or for himself, the stock which the employee may purchase under outstanding options and the stock owned, directly or indirectly, by or for his brothers and sisters (whether of the whole or half blood), spouse, ancestors, and lineal descendants and (b) stock owned directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The expiration date stated in the Option Agreement is hereafter called the Expiration Date.

      8. Termination of employment. The Option Agreement shall provide that upon the occurrence of the employee ceasing to be employed by the Company as a result of a termination of employment for cause by the Company, any unexercised option of employee shall terminate and become null and void immediately upon such termination of employment. Upon a termination of employment by reason of disability, death or retirement or a termination at the Company's or the employee's election (other than a termination for cause by the Company), the Option Agreement shall provide that an outstanding and unexercised option may be exercised during a time not exceeding the following periods:

      (a) the one-year period following the date of such termination of the employee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

      (b) the one-year period following the date of an employee's death, and

      (c) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or termination in the case of disability other than as described in (a) above, or termination at the Company's or the employee's election (other than termination for cause by the Company).

In no event, however, shall any such period extend beyond the Expiration Date.

      9. Assignability. The Option Agreement shall provide that the option granted thereby shall not be transferable or assignable by the employee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder. During the lifetime of the employee, the option granted shall be exercisable only by the employee.

      10. Adjustment in case of stock splits, stock dividends, etc. The Option Agreement may contain such provisions as the Board of Directors may approve as equitable concerning the effect upon options granted and the option price due to
(a) stock dividends upon, or subdivisions, split-ups, combinations, consolidations or reclassifications of, the securities purchasable under the option, or (b) proposals to merge or consolidate the Company or to sell all or substantially all of its assets, or to liquidate or dissolve the Company.

      11. Stock for Investment. The Option Agreement shall provide that the employee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. At any time the Board of Directors of the Company may waive the requirement of such a provision in any Option Agreement entered into under this Stock Option Plan of the Company. The Option Agreement may also provide such additional restrictions and requirements concerning the exercise of options and issuance of shares as the Company determines in its discretion are necessary to meet all applicable laws, rules, and regulations, and to obtain such approvals as may be required by any governmental agencies, including state and Federal securities agencies and national securities exchanges.

      12. Amendment of the Plan. The Board of Directors of the Company may from time to time alter, amend, suspend or discontinue the Plan and make rules for its administration, except that the Board of Directors shall not amend the Plan in any manner which would have the effect of preventing options issued under the Plan from being "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986. However, nothing in this Plan shall be deemed to prevent the Board of Directors from issuing non-qualified stock options to any officer or employee.

      13. Options discretionary. The granting of options under the Plan shall be entirely discretionary with the Stock Option Committee and nothing in the Plan shall be deemed to give any officer or employee any right to participate in the Plan or to receive options.

      14. Limitation as to amount. No person to whom options are granted hereunder shall receive options, first exercisable during any single calendar year, for shares, the fair market value of which (determined at the time of grant of the options) exceeds $100,000. Accordingly, no optionee shall be entitled to exercise options in any single calendar year, for shares of Common Stock the value of which (determined at the time of grant of the options) exceeds $100,000.

     15. Stockholder approval. The Plan will be submitted to the stockholders of the Company for approval by the holders of a majority of the outstanding shares of stock of the Company. If the Plan is not approved by the holders of a majority of the outstanding shares of stock of the Company by June 30, 1994, then the Plan shall terminate and any options granted hereunder shall be void and of no further force or effect.

               SCANSOURCE, INC. INCENTIVE STOCK OPTION AGREEMENT

                         GRANT OF INCENTIVE STOCK OPTION

                       Date of Grant: _____________, 19__

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by ScanSource, Inc., a South Carolina corporation ("ScanSource"), to ________________________ (the "Grantee"), who is an officer or employee of ScanSource.

      WHEREAS, the Board of Directors of ScanSource (the "Board") has adopted, subject to shareholder approval, the ScanSource, Inc. 1993 Incentive Stock Option Plan (the "Plan"); and,

     WHEREAS, the Plan provides for the granting of incentive stock options by the Board to officers and employees of ScanSource to purchase shares of the Common Stock of ScanSource (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Board considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of ScanSource to grant the incentive stock options documented herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Grant of Option. Subject to the terms and conditions hereinafter set forth, ScanSource, with the approval and at the direction of the Board, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to _______ shares of Stock at a price of $_______ per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the "Code")).

2. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become exercisable in three (3) installments, the Grantee having the right hereunder to purchase from ScanSource the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

      (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;

      (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

      (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

3. Termination of Option.

     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten (10) years from the Date of Grant (the "Expiration Date").

     (b) Upon the occurrence of the Grantee's ceasing to be employed by ScanSource as a result of a termination of employment for cause by the Company, the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment. Upon a termination of the Grantee's employment by reason of disability, death or retirement, or a termination at the Company's or the employee's election (other than a termination for cause by the Company), the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of termination:

          (i) the one-year period following the date of such termination of the Grantee's employment in the case of a disability (within the meaning of Section 22(e)(3) of the Code),

          (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of the Grantee's death during his employment by the Employer, but not later than one year after the Grantee's death, and

          (iii) the three-month period following the date of such termination in the case of retirement on or after attainment of age 65, or termination in the case of disability other than as described in (i) above, or termination at the Company's or the employee's election (other than termination for cause by the Company).

In no event, however, shall any such period extend beyond the Expiration Date.

     (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

     (d) A transfer of the Grantee's employment between ScanSource and any subsidiary of ScanSource, or between any subsidiaries of ScanSource, shall not be deemed to be a termination of the Grantee's employment.

     (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting ScanSource, (ii) breach any covenant not to compete or employment contract with ScanSource, or (iii) engage in conduct that would warrant the Grantee's discharge for cause (excluding general dissatisfaction with the performance of the Grantee's duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon ScanSource), any unexercised portion of the Option shall immediately terminate and be void.

4. Exercise of Options.

     (a) Subject to such further limitations as are provided herein, the Option shall be exercisable at any time and from time to time during the period commencing one (1) year from the Date of Grant and ending ten (10) years (five
(5) years for 110 percent shareholders as described in the Plan) from the Date of Grant. The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of ScanSource written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

     (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Secretary, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

     On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, ScanSource shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as ScanSource may elect) upon full payment for such Option Shares. The Grantee shall upon each exercise of a part or all of the option granted represent and warrant that his purchase of stock pursuant to such option is for investment only, and not with a view to distribution involving a public offering. The obligation of ScanSource to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by ScanSource. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

5. Adjustment of and Changes in Stock of ScanSource. In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision, consolidation or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of ScanSource, the Board may make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

6. No Rights of Stockholders. Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of ScanSource with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

7. Non-Transferability of Option. During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in case of the death of the Grantee, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the Rules thereunder, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, ScanSource may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

8. Employment Not Affected. Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment of the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by ScanSource, as the employer, and is acknowledged by the Grantee.

9. Amendment of Option. The Option may be amended by the Board or the Committee at any time (i) if the Board or the Stock Option Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

10. Notice. Any notice to ScanSource provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 6 Logue Court, Suite G, Greenville, South Carolina 29615, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of ScanSource. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Stock Option Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

13. Governing Law. The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of South Carolina, except to the extent preempted by federal law, which shall to such extent govern.

     IN WITNESS WHEREOF, ScanSource has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


                                SCANSOURCE, INC.

                                By:
                                  Its:  President

                                Attest:


                                Secretary


                                ACCEPTED AND AGREED TO:


                                By:
                                       Grantee